                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

                                     TO THE

                            PLAYBOY TV INTERNATIONAL
                            PROGRAM SUPPLY AGREEMENT


         THIS AMENDMENT NO. 1 TO THE PLAYBOY TV INTERNATIONAL PROGRAM SUPPLY AGREEMENT (this "AMENDMENT"), dated as of December 22, 2002 and effective as of March 31, 2002, by and among Playboy Entertainment Group, Inc., a Delaware corporation ("PEGI"), Playboy TV International LLC, a Delaware limited liability company ("PTVI") and PTVLA U.S., LLC, a Delaware limited liability company formerly known as PTV U.S., LLC ("PTV US"), amends that certain Playboy TV International Program Supply Agreement, effective as of August 31, 1999 (the "AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

         Each of PEGI, PTVI and PTV US, intending to remove PTV US as a party to the Agreement and to terminate the license from PEGI to PTV US granted pursuant to Section 2.2 thereof, and acting pursuant to Section 12.4(c) of the Agreement, hereby agree to amend the Agreement as follows upon the terms and conditions set forth herein:

         1. TERMINATION OF LICENSE. The license granted to PTV US pursuant to the terms of the Agreement is hereby terminated, and all rights and obligations of PTV US pursuant to the Agreement are hereby terminated, each effective as of March 31, 2002.

         2. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         3. EFFECTIVENESS. Except as specifically provided herein, the Agreement is in all respects unaffected by this Amendment. All of the terms, conditions and provisions of the Agreement as hereby amended shall be and remain in full force and effect. The amendments, modifications and revisions made hereby shall be effective for all purposes of the Agreement as if such changes, variances, amendments and modifications had been reflected as of the date of the Agreement.

         4. GOVERNING LAW. All questions with respect to this Amendment and the rights and liabilities of the parties will be governed by the laws of the State of Delaware, irrespective of the choice of laws provisions of Delaware or of any other jurisdiction.

                            [SIGNATURE PAGE FOLLOWS.]

                  IN WITNESS WHEREOF, this Amendment No. 1 to Playboy TV International Program Supply Agreement has been duly executed and delivered by the duly respective authorized officers of each of the parties hereto as of the date first above written.


                                       PLAYBOY ENTERTAINMENT GROUP, INC.


                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        PLAYBOY TV INTERNATIONAL, LLC


                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:



                                        PTVLA U.S., LLC


                                        By:
                                           ----------------------------------
                                            Name:
                                            Title: